Exhibit 10.14

Assignment of Mortgage Loan Documents

FOR VALUE RECEIVED, the undersigned, ROAD BAY INVESTMENTS, LLC, a Delaware limited liability company (“Assignor”), hereby absolutely grants, assigns, conveys and transfers to KBS SOR DEBT HOLDINGS II LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest under any and all loan documents and instruments expressly described in Schedule 1 attached hereto.

This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

This Assignment is made without representation or warranty by, or recourse to, Assignor, except for the representations and warranties set forth in Section 6 of that certain Loan Purchase Agreement dated as of March 14, 2011, between Assignor and Assignee.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned has hereunto caused this instrument to be duly executed by its authorized signatories this 14 day of March, 2011.

ROAD BAY INVESTMENTS, LLC

By:	/s/ Authorized Person

By:	/s/ Authorized Person
Its Authorized Signatories

[Signature Page to Assignment of Mortgage Loan Documents]

Schedule 1

1.	Note Secured by Deed of Trust dated as of February 20, 2004, in the amount of $27,000,000.00 from Redwood Industrials (“Redwood”) and Lampert at Iron Point, LLC (“Lampert”, together with Redwood, collectively referred to herein as “Original Borrowers”).

2.	Endorsement to Amended Note Secured by Deed of Trust dated as of December 14, 2010, from Allstate Life Insurance Company (“ALIC”) to Road Bay Investments, LLC (“Seller”).

3.	Assignment of Mortgage and Security Agreement dated as of December 14, 2010, by and between ALIC, as assignee, and Seller, as assignor, and recorded in the Official Records of Sacramento County on January 13, 2011, at Book No. 20110113, Page 194.

4.	UCC-3 Financing Statement made by ALIC, as assignor, and Seller, as assignee, which was filed with in the Official Records of Sacramento County on January 13, 2011, at Book No. 2010113, Page 195.

5.	UCC-3 Financing Statement made by ALIC, as assignor, and Seller, as assignee, which was filed with the Delaware Secretary of State January 18, 2011, as Instrument No. 20110188279.

6.	Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing dated as of February 20, 2004, in the amount of $27,000,000 made by Original Borrowers to ALIC and recorded in the Official Records of Sacramento County on February 27, 2004, at Book No. 20040227, Page 192.

7.	UCC-1 Financing Statement made by Original Borrowers, as debtor, and ALIC, as secured party, which was filed in the Official Records of Sacramento County on March 2, 2004, as Instrument No. 0406560573.

8.	Assignment of Mortgage Loan Documents from ALIC to Seller dated as of December 14, 2010.

9.	Borrower’s Representations and Warranties dated as of February 20, 2004, from Original Borrowers for the benefit of ALIC.

10.	Side Letter Agreement dated as of February 20, 2004.

11.	Environmental Indemnity Agreement dated as of February 20, 2004, by Original Borrowers and Ronald Lampert, as indemnitors, for the benefit of ALIC, as lender.

12.	Nonrecourse Exception Indemnity Agreement dated as of February 20, 2004, by and between Original Borrowers and Ronald Lampert, as indemnitors, and ALIC, as lender.

13.	Tenant Improvement Agreement and Pledge Agreement dated as of February 20, 2004, by and between Original Borrowers, ALIC and NorthMarq Capital Inc.

14.	Subordination of Tenancy-in-Common Operating Agreement dated as of February 20, 2004, made by Original Borrowers and recorded in the Official Records of Sacramento County on February 27, 2004, at Book No. 20040227, Page 193.

15.	Allstate Loan Commitment in the amount of $27,000,000.00.

16.	Legal Opinion issued by the Law Offices of Thomas E. Bishop dated as of February 23, 2004.

17.	First American Title Insurance Company Policy No. NCS-59036-SAC1 dated as of February 27, 2004, in the amount of $27,000,000.00.

18.	ALTA/ALSM Land Title Survey

19.	Letter from ALIC to Original Borrowers, dated as of October 13, 2006, revised October 19, 2006. (copy)

20.	Assignment and Assumption and Modification of Note, Deed of Trust and Other Agreements dated as of November 30, 2006, by and between Original Borrowers, as assignors, COWIFI Iron Point, LLC (“Borrower”), as assignee, and ALIC, as lender, and recorded on November 30, 2006, in Book No. 20061130, Page 1200.

21.	Grant Deed dated as of November 2, 2006, between Original Borrowers, as grantor, and Borrower, as grantee, and recorded in the Official Records of Sacramento County on November 30, 2006, as Series Number 20061130-1199. (copy)

22.	Environmental Indemnity Agreement dated as of November 30, 2006, by Borrower, as indemnitor, for the benefit of ALIC.

23.	Side Letter Agreement dated as of November 30, 2006.

24.	UCC-1 Financing Statement made by Borrowers, as debtor, and ALIC, as secured party, which was filed with the Delaware Secretary of State on December 11, 2006, as Instrument No. 64332300.

25.	Amendment to Note Secured by Deed of Trust dated as of November 30, 2006, by and between Borrower and ALIC.

26.	Property Management Subordination Letter dated as of November 10, 2006.

27.	Closing Instruction Letter dated as of November 30, 2006.

28.	Bill of Sale dated as of November 30, 2006, by and between Original Borrowers, as seller, and Borrower, as purchaser. (copy)

29.	Assignment of Leases dated as of November 30, 2006, by and between Original Borrowers, as assignor, and Borrower, as assignee. (copy)

30.	Assignment of Intangible Property dated as of November 30, 2006, by and between Original Borrowers, as assignor, and Borrower, as assignee. (copy)

31.	Legal Opinion issued by Orrick, Herrington & Sutcliffe LLP dated as of November 30, 2006.

32.	Certificate of Formation of Borrower filed with the Delaware Secretary of State October 11, 2006, File No. 4234033. (copy)

33.	Operating Agreement of Borrower dated as of October 11, 2006, executed by Cottonwood Office and Warehouse Institutional Fun I, L.P., a Delaware limited partnership (“General Partner”). (copy)

34.	Certificate of Good Standing of Borrower from Delaware Secretary of State dated October 12, 2006. (copy)

35.	Certificate of Good Standing of Borrower from the California Secretary of State dated October 13, 2006. (copy)

36.	Written Consent of General Partner dated November 21, 2006. (copy)

37.	Certificate of Limited Partnership of General Partner filed with Delaware Secretary of State August 2, 2006, File Number 4199584. (copy)

38.	Agreement of Limited Partnership dated August 1, 2006, executed by Cottonwood Office and Warehouse Fund GP, LLC, a Delaware limited liability company (“Cottonwood GP” ), and Utah State Retirement Investment Fund (“URS”) and Cottonwood Fund One Investors, LLC, a Utah limited liability company (collectively the “Limited Partners”). (copy)

39.	Amendment to Agreement of Limited Partnership dated November 21, 2006, executed by Cottonwood GP and Limited Partners extending the expiration of the term of the Partnership though January 1, 2025. (copy)

40.	Certificate of Good Standing of General Partner from Delaware Secretary of State dated August 3, 2006. (copy)

41.	Certificate of Good Standing of General Partner from Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

42.	Email Certification dated November 15, 2006, by General Partner that the Investment Review for investment in Borrower has been provided to URS and URS has agreed, or is deemed to have agreed, to the investment.

43.	Certificate of Formation of Cottonwood GP filed with the Delaware Secretary of State August 1, 2006, File No. 4199018. (copy)

44.	Operating Agreement of Cottonwood GP dated as of August 1, 2006, executed by C&E Holdings Partnership, a Utah limited partnership (“C&E”), Members. (copy)

45.	Good Standing Certificate of Cottonwood GP from Delaware Secretary of State dated August 2, 2006. (copy)

46.	Certificate of Good Standing of Cottonwood GP from Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

47.	Certificate of Limited Partnership of Cottonwood Partners Management, LTD., a Utah limited partnership (“Cottonwood Partners”), filed June 25, 1997, as LP 033067 with the Utah Division of Corporations. (copy)

48.	Agreement of Limited Partnership of Cottonwood Partners dated June , 1997, executed by CotNet Management, Inc., a Utah corporation (“CotNet”), General Partner and C&E, Limited Partner. (copy)

49.	Amendment to Agreement of Limited Partnership dated November 15, 2006, executed by CotNet and C&E extending the expiration date of the term of the Partnership through January 1, 2025. (copy)

50.	Good Standing Certificate of Cottonwood Partners from the Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

51.	Articles of Incorporation of CotNet filed June 23, 1997, with the Utah Department of Commerce, Division of Corporations. (copy)

52.	Bylaws of CotNet dated June 23,1997. (copy)

53.	Good Standing Certificate of CotNet from the Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

54.	Incumbency Certificate dated November 21, 2006.

55.	Iron Point Business Park Purchase Agreement dated as of August 31, 2006, by and between Cottonwood Partners Management, LTD (“Cottonwood”), as purchaser, and Original Borrowers, as seller. (copy)

56.	Management Agreement dated as of November 7, 2006, by and between Cottonwood, as advisor, and Grubb & Ellis Management Services, Inc., as manager. (copy)

57.	First American Title Company Preliminary Report dated as of September 20, 2006.

58.	Endorsement to First American Title Insurance Company Policy No. NCS-59036-SAC1.

59.	Subordination and Intercreditor Agreement dated as of November 30, 2006, by and between Utah State Retirement Investment Fund, as mezzanine lender, and ALIC, as senior lender.

60.	Notice of Default Letter dated as of October 15, 2010, from Allstate Investments, LLC. (copy)

61.	Notice of Default and Election to Sell Under Deed of Trust issued by First American Title Insurance Company, as foreclosure trustee, dated as of October 22, 2010, and recorded in the Official Records of Sacramento County on October 25, 2010, at Book 20101025, Page 80. (copy)